Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, Joseph N. Forkey, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Precision Optics Corporation, Inc. for the fiscal year ended June 30, 2025;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	By:	/s/ Joseph N. Forkey
Date: October 28, 2025		Joseph N. Forkey
President and Chief Executive Officer
(Principal Executive Officer)